UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 22, 2011 (February 23, 2011)

iMETRIK M2M SOLUTIONS INC.
(Formerly, Montreal Services Company)
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-54093
(Commission File No.)

941 de Calais Street
Mont St-Hilaire, Quebec
Canada   J3H 4T7
(Address of principal executive offices and Zip Code)

(514) 295-9943
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE.

On February 23, 2011, we will announce that we will enable web control over any device.  The control and monitoring of any device, machinery or appliance is being made possible from anywhere to anywhere in the world by simply using any computer or smart phone.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

99.1	Press release dated February 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 22nd day of February, 2011.

iMETRIK M2M SOLUTIONS INC.

BY:	MICHEL ST-PIERRE
Michel St-Pierre
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Secretary, Treasurer and sole member of the Board of Directors